UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      DELAWARE                   1-11871                      11-3312952
----------------------     ---------------------  ----------------------------
  (State or other              (Commission                 (I.R.S. Employer
    jurisdiction               File Number)               Identification No.)
 of incorporation)

150 East 58th Street, Suite 3238                                10155
New York, New York
-----------------------------------------          -----------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 23, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

         On  August  22,  2005,  Commodore  Applied   Technologies,   Inc.  (the
"Company") issued a press release announcing its 2005 2nd Quarter earnings.

         The Company also announced that the ongoing months of execution of the EDAM contract at Oak Ridge, TN by its wholly owned subsidiary Commodore Advanced Sciences, Inc. (CASI) have been successful, and that the Company plans to market these services at other DOE sites.

         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated August 23, 2005.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  August 23, 2005                      By:/s/ James M. DeAngelis
                                               -------------------------
                                               James M. DeAngelis
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated August 23, 2005 issued by Commodore Applied Technologies, Inc.